UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2024

Centuri Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-42022	93-1817741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North 7th Avenue, Suite 120, Phoenix, Arizona 85027

(Address of principal executive offices, including Zip Code)

(623) 582-1235

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share par value	CTRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2024, Kendra Chilton, Vice President, Corporate Controller of Centuri Holdings, Inc. (the “Company”), was designated as the Company’s principal accounting officer, effective immediately. As a result of this designation, Gregory A. Izenstark, the Company’s Executive Vice President and Chief Financial Officer, stepped down as the Company’s principal accounting officer but will continue to serve as the Company’s principal financial officer.

Ms. Chilton, age 37, has served as the Company’s Vice President, Corporate Controller since May 2022. Prior to joining the Company, Ms. Chilton held a number of positions at PricewaterhouseCoopers beginning in August 2010, most recently serving as a Director from July 2021 to May 2022. Prior to assuming that position, Ms. Chilton served as an Assurance Manager from June 2016 to June 2019 before being promoted to Assurance Senior Manager, a position she held from July 2019 to June 2021. Ms. Chilton graduated with a B.S. in both Accounting and Finance as well as a master’s degree in accountancy from the W.P. Carey School of Business at Arizona State University. Ms. Chilton is also a Certified Public Accountant.

There are no new material plans, contracts or arrangements between Ms. Chilton and the Company in connection with her designation as principal accounting officer.

There are no arrangements or understandings between Ms. Chilton and any other persons pursuant to which Ms. Chilton was designated as the Company’s principal accounting officer. There also are no family relationships between Ms. Chilton and any director or executive officer of the Company and Ms. Chilton has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURI HOLDINGS, INC.

Date: November 21, 2024	By:	/s/ Gregory A. Izenstark
Gregory A. Izenstark
Executive Vice President and Chief Financial Officer